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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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                                  July 28, 2006

                           TELEPLUS ENTERPRISES, INC.
               (Exact Name of Registrant as Specified in Charter)


          NEVADA                      000-49628                   90-0045023
---------------------------          -----------             -------------------
State or other jurisdiction          (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


 7575 TRANSCANADIENNE, SUITE 305, ST-LAURENT, QUEBEC, CANADA        H4T 1V6
 -----------------------------------------------------------       ----------
              (Address of principal executive offices)             (Zip code)

     Registrant's telephone number, including area code:         (514) 344-0778


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On July 28, 2006, Teleplus Enterprises, Inc. (the "Company") entered into a certain Securities Purchase Agreement ("SPA") with Cornell Capital Partners, LP ("Cornell" and together with the Company, the "Parties") pursuant to which the Company issued to Cornell Three Million Dollars ($3,000,000) in secured convertible debentures (the "Debentures") of even date with the SPA. The Debentures were fully funded on July 28, 2006. The Debentures are convertible, in whole or in part, at any time and from time to time before maturity at the option of the holder at the lesser of (a) $0.20 or (b) ninety-five percent (90%) of the lowest volume weighted average price of common stock for thirty (20) trading days immediately preceeding the conversion date. Beginning on March 1, 2007, and continuing on the first Trading Day of each calendar month thereafter, the Company shall make mandatory redemptions ("Mandatory Redemption") consisting of outstanding principal. The principal amount of each Mandatory Redemption shall be equal to $100,000 per calendar month, until all amounts owed under this Debenture have been paid in full. The Company has the option to redeem a portion or all of the amounts outstanding under the Debentures prior to the maturity date of the Debentures. The Debentures have a term of three (3) years, piggy-back registration rights and accrue interest at a rate equal to ten percent (10%) per year. The Debentures are secured by certain pledged assets of the Company. The Parties have also entered into an Investor Registration Rights Agreement, pursuant to which the Company has agreed, if required by Cornell, to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, and applicable state securities laws.

      In connection with the SPA the Company also issued Cornell a warrant to purchase 5,000,000 shares of the Company's common stock at $0.11, a warrant to purchase 10,000,000 shares of the Company's common stock at $0.13, a warrant to purchase 10,000,000 shares of the Company's common stock at $0.15, and a warrant to purchase 5,000,000 shares of the Company's common stock at $0.18.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      See Item 1.01 above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits


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
EXHIBIT    DESCRIPTION                                                 LOCATION
-------    --------------------------------------------------          -----------------

10.1       Securities  Purchase  Agreement,  dated  July  28,
           2006, by and between the Company and Cornell                Provided herewith

10.2       Form of Secured Convertible Debenture,  dated July
           28,  2006,   issued  by  the  Company  to  Cornell          Provided herewith

10.3       Second  Amended  and Restated Security  Agreement,
           dated  July 28, 2006,  by and  between the Company
           and Cornell                                                 Provided herewith

10.4       Investor Registration Rights Agreement, dated July
           28,  2006,  by and between the Company and Cornell          Provided herewith

10.5       Form of Warrant  issued to Cornell by the  Company
           dated July 28, 2006                                         Provided herewith

10.6       Second  Amended  and  Restated  Pledge  and Escrow
           Agreement  by  and  among  Cornell,  the  Company,
           Visioneer  Holding Group,  Inc. and David Gonzalez.         Provided herewith

10.7
           Second  Amended and Restated  Subsidiary  Security
           Agreement   between  Teleplus  Connect  Corp.  and
           Cornell dated July 28, 2006.                                Provided herewith

10.8       Second  Amended and Restated  Subsidiary  Security
           Agreement  between Teleplus Retail Services,  Inc.
           and Cornell dated July 28, 2006.                            Provided herewith

10.9       Subsidiary  Security  Agreement  between  Teleplus
           Wireless  Corp.  and Cornell  dated July 28, 2006.          Provided herewith


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    August 1st,  2006              TELEPLUS ENTERPRISES, INC.


                                        By: /s/ Marius Silvasan
                                            ------------------------------------
                                        Name:  Marius Silvasan
                                        Title: Chief Executive Officer


Date:    August 1st,  2006              TelePlus Enterprises, Inc.


                                        By: /s/ Robert Krebs
                                            ------------------------------------
                                        Name:  Robert Krebs
                                        Title: Chief Financial Officer


Date:    August 1st,  2006              TelePlus Enterprises, Inc.


                                        By: /s/ Tom Davis
                                            ------------------------------------
                                        Name:  Tom Davis
                                        Title: Chief Operating Officer


Date:    August 1st,  2006              TelePlus Enterprises, Inc.


                                        By: /s/ Kelly McLaren
                                            ------------------------------------
                                        Name:  Kelly McLaren
                                        Title: President


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